================================================================================

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2002


                    Commission file number 000-49690


                     McKenzie Bay International, Ltd.
             (Name of Small Business Issuer in its Charter)

                                  Delaware
        (State or other Jurisdiction of Incorporation or Organization)

                                 [51-0386871]
                      (IRS Employer Identification No.)


                 3362 Moraine Drive, Brighton, Michigan 48114
              (Address of Principal Executive Offices/Zip Code)


                                (810) 220-5948
               (Issuer's telephone number, including area code)

================================================================================

Item No. 5.     Other Events.

On September 02, 2002, The Company had been notified that Mr. Donald Murphy had died from medical complications. He maintained both a board seat and an officer position, Vice-president, with McKenzie Bay International, Ltd.

The current make-up of the Company's Board of Directors and Officers are:

Mr. Gary Westerholm - Chairman of the Board/ CEO & President
Mr. Gregory Bakeman - Board of Director/ CFO & Treasurer
Mr. John Swarin - Board of Director/ Secretary
Mr. Rocco Martino - Board of Director
Mr. Yves Harvey - Board of Director
Mr. Steven McCormick - Board of Director


Item No. 7.     Financial Statements, Proforma Financial Information
                and Exhibits.

Exhibit No.     Description

NONE

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKenzie Bay International, Ltd.             Date: September 17, 2002


                           ____/s/______________
                        Gary L. Westerholm
                        Chief Executive Officer,
                        President and Chairman